RESMED  INC.
                          REGISTRATION  RIGHTS  AGREEMENT
     THIS  REGISTRATION RIGHTS AGREEMENT (THE "AGREEMENT") IS MADE AS OF MAY 14,
                                               ---------
2002,  BETWEEN  RESMED  INC.,  A  DELAWARE CORPORATION (THE "PARENT") AND LESLIE
                                                             ------
HOFFMAN,  AN  INDIVIDUAL  ("HOFFMAN").
                            -------
     WHEREAS:
     A. PURSUANT TO THE TERMS OF THE AGREEMENT AND PLAN OF MERGER DATED AS OF EVEN DATE HEREWITH (THE "MERGER AGREEMENT"), BY AND AMONG PARENT, SERVO
                                 -----------------
MAGNETICS  INCORPORATED,  A  CALIFORNIA  CORPORATION ("TARGET"), SERVO MAGNETICS
                                                       ------
ACQUISITION, INC., A DELAWARE CORPORATION AND WHOLLY OWNED SUBSIDIARY OF PARENT ("MERGER SUB"), AND HOFFMAN, TARGET IS BEING MERGED WITH AND INTO MERGER SUB
  -----------
(THE  "MERGER").
  -    ------
B. IN CONNECTION WITH THE MERGER, HOFFMAN SHALL RECEIVE FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF PARENT, PAR VALUE $.004 PER SHARE.
     C. THE MERGER AGREEMENT PROVIDES FOR THE EXECUTION AND DELIVERY OF THIS AGREEMENT AT THE CLOSING OF THE TRANSACTIONS CONTEMPLATED THEREBY WHICH GRANTS HOFFMAN CERTAIN RIGHTS TO HAVE THE SHARES REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
     NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES AND THE MUTUAL COVENANTS CONTAINED HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND
SUFFICIENCY  OF  WHICH  ARE  HEREBY  ACKNOWLEDGED,  THE  PARTIES HEREBY AGREE AS
FOLLOWS:
SECTION  1
                 RESTRICTIONS  ON  TRANSFERABILITY  OF  SECURITIES;
                 ----------------------------------------------
               COMPLIANCE  WITH  SECURITIES  ACT;  REGISTRATION  RIGHTS
               ---------------------------------------------------
1.1     CERTAIN  DEFINITIONS
        --------------------
     .  UNLESS  OTHERWISE  INDICATED, THE TERMS IN THIS AGREEMENT SHALL HAVE THE
SAME MEANINGS AS THOSE TERMS IN THE MERGER AGREEMENT. AS USED IN THIS AGREEMENT, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING RESPECTIVE MEANINGS:
     "COMMON STOCK" SHALL MEAN PARENT'S COMMON STOCK, PAR VALUE $.004 PER SHARE.
      ------------
"HOLDER"  SHALL  MEAN  (I)  HOFFMAN  AND  (II)  ANY  PERSON  HOLDING REGISTRABLE
 ------
SECURITIES  TO  WHOM  THE  RIGHTS  UNDER THIS SECTION 1 HAVE BEEN TRANSFERRED IN
 ------
ACCORDANCE  WITH  SECTION  1.8  HEREOF.
 ---              ------------
"REGISTRABLE  SECURITIES"  MEANS THE SHARES UNTIL SUCH TIME THAT SUCH SECURITIES
 -----------------------
HAVE BEEN (I) EFFECTIVELY REGISTERED UNDER THE SECURITIES ACT AND DISPOSED OF PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (II) SOLD IN A SINGLE TRANSACTION EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT SO THAT ALL TRANSFER RESTRICTIONS AND RESTRICTIVE LEGENDS WITH RESPECT THERETO ARE REMOVED UPON THE CONSUMMATION OF SUCH SALE. THE TERMS "REGISTER," "REGISTERED" AND "REGISTRATION" REFER TO A REGISTRATION
             --------     ----------       ------------
EFFECTED BY PREPARING AND FILING A REGISTRATION STATEMENT IN COMPLIANCE WITH THE SECURITIES ACT, AND THE DECLARATION OR ORDERING OF THE EFFECTIVENESS OF SUCH REGISTRATION STATEMENT.
"REGISTRATION  EXPENSES"  SHALL  MEAN  ALL  EXPENSES, EXCEPT AS OTHERWISE STATED
 ----------------------
BELOW,  INCURRED  BY  PARENT  IN  COMPLYING  WITH SECTION 1.2 HEREOF, INCLUDING,
 ---                                              -----------
WITHOUT  LIMITATION,  ALL REGISTRATION, QUALIFICATION AND FILING FEES, INCLUDING
 ---
NASD FILING FEES, PRINTING EXPENSES (INCLUDING EXPENSES OF PRINTING CERTIFICATES FOR REGISTRABLE SECURITIES AND OF PRINTING PRELIMINARY AND FINAL PROSPECTUSES), ESCROW FEES, FEES AND DISBURSEMENTS OF COUNSEL FOR PARENT, BLUE SKY FEES AND EXPENSES, THE EXPENSE OF ANY SPECIAL AUDITS INCIDENT TO OR REQUIRED BY ANY SUCH REGISTRATION.
"SEC"  SHALL  MEAN  THE  SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL
 ---
AGENCY  AT  THE  TIME  ADMINISTERING  THE  SECURITIES  ACT.
 --
"SECURITIES  ACT"  SHALL  MEAN  THE  SECURITIES  ACT OF 1933, AS AMENDED, OR ANY
 ---------------
SIMILAR FEDERAL STATUTE AND THE RULES AND REGULATIONS OF THE SEC THEREUNDER, ALL
 ----
AS  THE  SAME  SHALL  BE  IN  EFFECT  AT  THE  TIME.
"SELLING  EXPENSES"  SHALL  MEAN ALL UNDERWRITING DISCOUNTS, SELLING COMMISSIONS
 -----------------
AND  STOCK  TRANSFER TAXES APPLICABLE TO THE SECURITIES REGISTERED BY HOLDER AND
 -
ALL  REASONABLE  FEES  AND  DISBURSEMENTS  OF  COUNSEL  FOR  HOLDER.
"SHARES"  SHALL  MEAN  THE SHARES OF COMMON STOCK OF PARENT, PAR VALUE $.004 PER
 ------
SHARE,  ISSUED  TO  HOFFMAN  PURSUANT  TO  THE  MERGER  AGREEMENT  AND ANY OTHER
 -
SECURITIES  ISSUED  IN  RESPECT  OF  SUCH SECURITIES UPON ANY STOCK SPLIT, STOCK
 -
DIVIDEND,  RECAPITALIZATION,  MERGER,  CONSOLIDATION  OR  SIMILAR  EVENT.
 -
1.2     MANDATORY  REGISTRATION
        -----------------------
     . PARENT SHALL PREPARE AND FILE WITH THE SEC, WITHIN 180 CALENDAR DAYS FOLLOWING THE CLOSING DATE (AS DEFINED IN THE MERGER AGREEMENT), EXCEPT AS A RESULT OF DELAYS THAT ARE CAUSED BY THE ACTIONS OR INACTIONS OF HOLDER, A REGISTRATION STATEMENT (THE "REGISTRATION STATEMENT") ON FORM S-3 (OR ANY
                                -----------------------
SIMILAR OR SUCCESSOR SHORT FORM OF REGISTRATION STATEMENT AS IS THEN AVAILABLE TO EFFECT A REGISTRATION FOR RESALE OF THE REGISTRABLE SECURITIES) COVERING THE RESALE OF THE SHARES BY HOLDER. PARENT SHALL USE ITS COMMERCIALLY REASONABLE EFFORTS TO CAUSE THE REGISTRATION STATEMENT TO BE DECLARED EFFECTIVE AS PROMPTLY AS IS REASONABLY PRACTICAL AFTER THE FILING THEREOF. IN NO EVENT SHALL PARENT BE REQUIRED HEREUNDER TO PREPARE AND FILE WITH THE SEC A REGISTRATION STATEMENT ON FORM S-1 (OR ANY SIMILAR OR SUCCESSOR LONG FORM OF REGISTRATION STATEMENT).
1.3     EXPENSES  OF  REGISTRATION
        --------------------------
     . ALL REGISTRATION EXPENSES INCURRED IN CONNECTION WITH ALL REGISTRATIONS PURSUANT TO SECTION 1.2 SHALL BE BORNE BY PARENT. UNLESS OTHERWISE STATED,
              ------------
HOLDER  SHALL  BEAR  ITS  OWN  SELLING  EXPENSES.
1.4     REGISTRATION  PROCEDURES
        ------------------------
     .  IN  CONNECTION WITH THE MANDATORY REGISTRATION UNDER SECTION 1.2, PARENT
                                                             -----------
WILL:
(A) PREPARE AND FILE WITH THE SEC THE REGISTRATION STATEMENT WITH RESPECT TO THE SHARES AND USE REASONABLE EFFORTS TO CAUSE SUCH REGISTRATION STATEMENT
TO BECOME EFFECTIVE AS SOON AS IS REASONABLY PRACTICAL AFTER THE FILING THEREOF, AND TO KEEP THE REGISTRATION STATEMENT EFFECTIVE UNTIL THE EARLIER OF: (I) THE SALE OF ALL REGISTRABLE SECURITIES HAS BEEN COMPLETED; OR (II) THE EARLIEST TIME AT WHICH ALL REGISTRABLE SECURITIES THEN HELD BY HOLDER MAY BE RESOLD OVER A THREE MONTH PERIOD PURSUANT TO RULE 144 OR ANY SIMILAR OR SUCCESSOR RULE OR EXEMPTION UNDER THE SECURITIES ACT;
(B) PREPARE AND FILE WITH THE SEC SUCH AMENDMENTS (INCLUDING POST-EFFECTIVE AMENDMENTS) TO SUCH REGISTRATION STATEMENT, AND SUCH SUPPLEMENTS TO THE RELATED PROSPECTUS, AS MAY BE REQUIRED BY THE RULES, REGULATIONS OR INSTRUCTIONS APPLICABLE TO THE SECURITIES ACT DURING THE APPLICABLE PERIOD IN ACCORDANCE WITH THE INTENDED METHODS OF DISPOSITION SPECIFIED BY THE HOLDERS OF THE REGISTRABLE SECURITIES COVERED BY SUCH REGISTRATION STATEMENT, AND CAUSE THE RELATED PROSPECTUS AS SO SUPPLEMENTED TO BE FILED PURSUANT TO RULE 424 UNDER THE SECURITIES ACT;
(C) NOTIFY HOLDER PROMPTLY AND (IF REQUESTED) CONFIRM SUCH NOTICE IN WRITING, (I) WHEN A PROSPECTUS OR ANY PROSPECTUS SUPPLEMENT OR POST-EFFECTIVE AMENDMENT HAS BEEN FILED, AND, WITH RESPECT TO SUCH REGISTRATION STATEMENT OR ANY POST-EFFECTIVE AMENDMENT, WHEN THE SAME HAS BECOME EFFECTIVE, (II) OF ANY REQUEST BY THE SEC FOR AMENDMENTS OR SUPPLEMENTS TO SUCH REGISTRATION STATEMENT OR THE RELATED PROSPECTUS OR FOR ADDITIONAL INFORMATION REGARDING HOLDER, (III) OF THE ISSUANCE BY THE SEC OF ANY STOP ORDER SUSPENDING THE EFFECTIVENESS OF SUCH REGISTRATION STATEMENT OR THE INITIATION OF ANY PROCEEDINGS FOR THAT PURPOSE, (IV) OF THE RECEIPT BY PARENT OF ANY NOTIFICATION WITH RESPECT TO THE SUSPENSION OF THE QUALIFICATION OR EXEMPTION FROM QUALIFICATION OF ANY OF THE REGISTRABLE SECURITIES FOR SALE IN ANY JURISDICTION OR THE INITIATION OR THREATENING OF ANY PROCEEDING FOR SUCH PURPOSE, AND (V) OF THE HAPPENING OF ANY EVENT THAT REQUIRES THE MAKING OF ANY CHANGES IN SUCH REGISTRATION STATEMENT, PROSPECTUS OR DOCUMENTS INCORPORATED OR DEEMED TO BE INCORPORATED THEREIN BY REFERENCE SO THAT THEY WILL NOT CONTAIN ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE ANY MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING;
(D) USE COMMERCIALLY REASONABLE EFFORTS TO OBTAIN THE WITHDRAWAL OF ANY ORDER SUSPENDING THE EFFECTIVENESS OF SUCH REGISTRATION STATEMENT, OR THE LIFTING OF ANY SUSPENSION OF THE QUALIFICATION OR EXEMPTION FROM QUALIFICATION OF ANY REGISTRABLE SECURITIES FOR SALE IN ANY JURISDICTION IN THE UNITED STATES;
(E) FURNISH TO HOLDER, COUNSEL FOR HOLDER AND EACH MANAGING UNDERWRITER, IF ANY, WITHOUT CHARGE, ONE CONFORMED COPY OF SUCH REGISTRATION STATEMENT, AS DECLARED EFFECTIVE BY THE SEC, AND OF EACH POST-EFFECTIVE AMENDMENT THERETO, IN EACH CASE INCLUDING FINANCIAL STATEMENTS AND SCHEDULES AND ALL EXHIBITS AND REPORTS INCORPORATED OR DEEMED TO BE INCORPORATED THEREIN BY REFERENCE; AND DELIVER, AT HOLDER'S EXPENSE, SUCH NUMBER OF COPIES OF THE PRELIMINARY PROSPECTUS, ANY AMENDED PRELIMINARY PROSPECTUS, EACH FINAL PROSPECTUS AND ANY POST-EFFECTIVE AMENDMENT OR SUPPLEMENT THERETO, AS HOLDER MAY REASONABLY REQUEST IN ORDER TO FACILITATE THE DISPOSITION OF THE REGISTRABLE SECURITIES OF HOLDER COVERED BY SUCH REGISTRATION STATEMENT IN CONFORMITY WITH THE REQUIREMENTS OF THE SECURITIES ACT;
(F) PRIOR TO ANY PUBLIC OFFERING OF REGISTRABLE SECURITIES COVERED BY SUCH REGISTRATION STATEMENT, USE COMMERCIALLY REASONABLE EFFORTS TO REGISTER OR QUALIFY SUCH REGISTRABLE SECURITIES FOR OFFER AND SALE UNDER THE SECURITIES OR BLUE SKY LAWS OF SUCH JURISDICTIONS AS HOLDER SHALL REASONABLY REQUEST IN WRITING; PROVIDED, HOWEVER, THAT PARENT SHALL IN NO EVENT BE REQUIRED TO QUALIFY GENERALLY TO DO BUSINESS AS A FOREIGN CORPORATION OR AS A DEALER IN ANY JURISDICTION WHERE IT IS NOT AT THE TIME SO QUALIFIED OR TO EXECUTE OR FILE A GENERAL CONSENT TO SERVICE OF PROCESS IN ANY SUCH JURISDICTION WHERE IT HAS NOT THERETOFORE DONE SO OR TO TAKE ANY ACTION THAT WOULD SUBJECT IT TO GENERAL SERVICE OF PROCESS OR TAXATION IN ANY SUCH JURISDICTION WHERE IT IS NOT THEN SUBJECT; AND
(G) UPON THE OCCURRENCE OF ANY EVENT CONTEMPLATED BY PARAGRAPH 1.4(C)(V) ABOVE, PREPARE A SUPPLEMENT OR POST-EFFECTIVE AMENDMENT TO SUCH REGISTRATION STATEMENT OR THE RELATED PROSPECTUS OR ANY DOCUMENT INCORPORATED OR DEEMED TO BE INCORPORATED THEREIN BY REFERENCE AND FILE ANY OTHER REQUIRED DOCUMENT SO THAT, AS THEREAFTER DELIVERED TO THE PURCHASERS OF THE REGISTRABLE SECURITIES BEING SOLD THEREUNDER, SUCH PROSPECTUS WILL NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE ANY MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING.
1.5     REPORTS  UNDER  SECURITIES  EXCHANGE  ACT  OF  1934
        ---------------------------------------------------
     . WITH A VIEW TO MAKING AVAILABLE TO HOLDER THE BENEFITS OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT, PARENT AGREES USE COMMERCIALLY REASONABLE EFFORTS TO:
(A) MAKE AND KEEP PUBLIC INFORMATION AVAILABLE, AS THOSE TERMS ARE UNDERSTOOD AND DEFINED IN SEC RULE 144, FOR THE TWO YEAR PERIOD FOLLOWING THE DATE OF THIS AGREEMENT, SO LONG AS PARENT REMAINS SUBJECT TO THE PERIODIC
REPORTING  REQUIREMENTS  UNDER  SECTIONS  13  OR  15(D)  OF  THE  EXCHANGE  ACT;
(B) FILE WITH THE SEC IN A TIMELY MANNER ALL REPORTS AND OTHER DOCUMENTS REQUIRED OF PARENT UNDER THE SECURITIES ACT AND THE EXCHANGE ACT; AND
(C) FURNISH TO HOLDER, SO LONG AS HOLDER OWNS ANY REGISTRABLE SECURITIES, FORTHWITH UPON REQUEST A WRITTEN STATEMENT BY PARENT THAT IT HAS COMPLIED WITH THE REPORTING REQUIREMENTS OF SEC RULE 144.
1.6     INDEMNIFICATION.
        ---------------
(A) PARENT WILL INDEMNIFY AND HOLD HARMLESS, TO THE FULL EXTENT PERMITTED BY LAW, HOLDER WITH RESPECT TO WHICH REGISTRATION, QUALIFICATION OR COMPLIANCE
HAS  BEEN EFFECTED PURSUANT TO THIS SECTION 1, AND EACH UNDERWRITER, IF ANY, AND
                                    ---------
EACH PERSON WHO CONTROLS ANY UNDERWRITER WITHIN THE MEANING OF SECTION 15 OF THE SECURITIES ACT OR THE EXCHANGE ACT, AGAINST ALL EXPENSES, CLAIMS, LOSSES, DAMAGES OR LIABILITIES (OR ACTIONS IN RESPECT THEREOF), INCLUDING ANY OF THE FOREGOING INCURRED IN SETTLEMENT OF ANY LITIGATION, COMMENCED OR THREATENED, ARISING OUT OF OR BASED ON ANY OF THE FOLLOWING STATEMENTS, OMISSIONS OR VIOLATIONS, OR ALLEGATIONS THEREOF (ANY OF WHICH, A "VIOLATION"): (I) ANY UNTRUE
                                                     ---------
STATEMENT (OR ALLEGED UNTRUE STATEMENT) OF A MATERIAL FACT CONTAINED IN ANY REGISTRATION STATEMENT, PROSPECTUS, OFFERING CIRCULAR OR OTHER DOCUMENT, OR ANY AMENDMENT OR SUPPLEMENT THERETO, INCIDENT TO ANY SUCH REGISTRATION, QUALIFICATION OR COMPLIANCE, (II) ANY OMISSION (OR ALLEGED OMISSION) TO STATE THEREIN A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN, IN LIGHT OF THE CIRCUMSTANCES IN WHICH THEY WERE MADE, NOT MISLEADING OR (III) ANY VIOLATION BY PARENT OF THE SECURITIES ACT, THE EXCHANGE ACT, STATE SECURITIES LAW OR ANY RULE OR REGULATION PROMULGATED UNDER SUCH LAWS APPLICABLE TO PARENT IN CONNECTION WITH ANY SUCH REGISTRATION, QUALIFICATION OR COMPLIANCE, AND WITHIN A REASONABLE PERIOD PARENT WILL REIMBURSE HOLDER, EACH SUCH UNDERWRITER AND EACH PERSON WHO CONTROLS ANY SUCH UNDERWRITER, FOR ANY LEGAL AND ANY OTHER EXPENSES REASONABLY INCURRED IN CONNECTION WITH INVESTIGATING, PREPARING OR DEFENDING ANY SUCH CLAIM, LOSS, DAMAGE, LIABILITY OR ACTION; PROVIDED THAT PARENT WILL NOT BE LIABLE IN ANY SUCH CASE TO THE EXTENT THAT ANY SUCH CLAIM, LOSS, DAMAGE, LIABILITY OR EXPENSE ARISES OUT OF OR IS BASED ON (X) ANY UNTRUE STATEMENT OR OMISSION OR ALLEGED UNTRUE STATEMENT OR
OMISSION, MADE IN RELIANCE UPON AND IN CONFORMITY WITH WRITTEN INFORMATION FURNISHED BY HOLDER TO PARENT FOR USE IN THE REGISTRATION STATEMENT OR (Y) A MATERIAL MISSTATEMENT OR OMISSION OF FACT CONTAINED IN ANY PRELIMINARY PROSPECTUS IF A FINAL, AMENDED OR SUPPLEMENTAL PROSPECTUS WHICH CORRECTS SUCH OMISSION OR MISSTATEMENT IS DELIVERED BY PARENT TO SUCH PERSON AT OR PRIOR TO
THE WRITTEN CONFIRMATION OF THE SALE GIVING RISE TO THE VIOLATION OR ALLEGED VIOLATION.
(B)     HOLDER  WILL  INDEMNIFY  PARENT,  EACH  OF  ITS  AFFILIATES,  DIRECTORS,
OFFICERS, AGENTS AND REPRESENTATIVES, EACH UNDERWRITER, IF ANY, OF PARENT'S SECURITIES COVERED BY A REGISTRATION STATEMENT COVERING THE RESALE OF THE SHARES, AND EACH PERSON WHO CONTROLS PARENT OR SUCH UNDERWRITER WITHIN THE MEANING OF SECTION 15 OF THE SECURITIES ACT, AGAINST ALL CLAIMS, LOSSES, DAMAGES AND LIABILITIES (OR ACTIONS IN RESPECT THEREOF) ARISING OUT OF OR BASED ON A VIOLATION, AND WITHIN A REASONABLE PERIOD WILL REIMBURSE PARENT, SUCH AFFILIATES, DIRECTORS, OFFICERS, PERSONS, UNDERWRITERS OR CONTROL PERSONS FOR ANY LEGAL OR ANY OTHER EXPENSES REASONABLY INCURRED IN CONNECTION WITH INVESTIGATING OR DEFENDING ANY SUCH CLAIM, LOSS, DAMAGE, LIABILITY OR ACTION, IN EACH CASE TO THE EXTENT, BUT ONLY TO THE EXTENT, THAT SUCH UNTRUE STATEMENT (OR ALLEGED UNTRUE STATEMENT) OR OMISSION (OR ALLEGED OMISSION) IS MADE IN SUCH REGISTRATION STATEMENT, PROSPECTUS, OFFERING CIRCULAR OR OTHER DOCUMENT IN RELIANCE UPON AND IN CONFORMITY WITH WRITTEN INFORMATION FURNISHED BY HOLDER TO PARENT FOR USE IN THE REGISTRATION STATEMENT.
(C)     EACH  PARTY  ENTITLED  TO  INDEMNIFICATION  UNDER  THIS SECTION 1.6 (THE
                                                                -----------
"INDEMNIFIED  PARTY")  SHALL  GIVE  NOTICE  TO  THE  PARTY  REQUIRED  TO PROVIDE
     --------------
INDEMNIFICATION (THE "INDEMNIFYING PARTY") PROMPTLY AFTER SUCH INDEMNIFIED PARTY
     ---              ------------------
HAS ACTUAL KNOWLEDGE OF ANY CLAIM AS TO WHICH INDEMNITY MAY BE SOUGHT, AND SHALL PERMIT THE INDEMNIFYING PARTY TO ASSUME THE DEFENSE OF ANY SUCH CLAIM OR ANY LITIGATION RESULTING THEREFROM, PROVIDED THAT COUNSEL FOR THE INDEMNIFYING PARTY, WHO SHALL CONDUCT THE DEFENSE OF SUCH CLAIM OR LITIGATION, SHALL BE APPROVED BY THE INDEMNIFIED PARTY (WHOSE APPROVAL SHALL NOT UNREASONABLY BE WITHHELD), AND THE INDEMNIFIED PARTY MAY PARTICIPATE IN SUCH DEFENSE AT SUCH PARTY'S EXPENSE, AND PROVIDED FURTHER THAT THE FAILURE OF ANY INDEMNIFIED PARTY TO GIVE NOTICE AS PROVIDED HEREIN SHALL NOT RELIEVE THE INDEMNIFYING PARTY OF ITS OBLIGATIONS UNDER THIS SECTION 1 UNLESS THE FAILURE TO GIVE SUCH NOTICE IS
                             ---------
MATERIALLY PREJUDICIAL TO AN INDEMNIFYING PARTY'S ABILITY TO DEFEND SUCH ACTION AND PROVIDED FURTHER, THAT THE INDEMNIFYING PARTY SHALL NOT ASSUME THE DEFENSE FOR MATTERS AS TO WHICH THERE IS A CONFLICT OF INTEREST OR SEPARATE AND DIFFERENT DEFENSES. NO INDEMNIFYING PARTY, IN THE DEFENSE OF ANY SUCH CLAIM OR LITIGATION, SHALL, EXCEPT WITH THE CONSENT OF EACH INDEMNIFIED PARTY, CONSENT TO ENTRY OF ANY JUDGMENT OR ENTER INTO ANY SETTLEMENT WHICH DOES NOT INCLUDE AS AN UNCONDITIONAL TERM THEREOF THE GIVING BY THE CLAIMANT OR PLAINTIFF TO SUCH INDEMNIFIED PARTY OF A RELEASE FROM ALL LIABILITY IN RESPECT TO SUCH CLAIM OR LITIGATION.
1.7     INFORMATION  BY  HOLDER
        -----------------------
     . IF REGISTRABLE SECURITIES HELD BY HOLDER ARE INCLUDED IN ANY REGISTRATION, HOLDER SHALL FURNISH TO PARENT SUCH INFORMATION REGARDING HOLDER, THE REGISTRABLE SECURITIES AND OTHER SECURITIES OF PARENT HELD BY HIM AND THE DISTRIBUTION PROPOSED BY HOLDER AS PARENT MAY REQUEST IN WRITING AND AS SHALL BE REQUIRED IN CONNECTION WITH ANY REGISTRATION, QUALIFICATION OR COMPLIANCE
REFERRED  TO  IN  THIS  SECTION  1.
                        ----------
1.8     TRANSFER  OF  REGISTRATION  RIGHTS
        ----------------------------------
     .  THE  RIGHTS  TO HAVE SECURITIES REGISTERED GRANTED HOLDERS UNDER SECTION
                                                                         -------
1.2  MAY  NOT  BE ASSIGNED TO A TRANSFEREE OR ASSIGNEE WITHOUT THE PRIOR WRITTEN
 --
CONSENT  OF  PARENT  EXCEPT  THAT  SUCH RIGHTS MAY BE TRANSFERRED OR ASSIGNED TO
 -
SPOUSES  AND TO ANCESTORS, LINEAL DESCENDANTS AND SIBLINGS OF HOLDER WHO ACQUIRE
 -
SHARES  BY  GIFT,  WILL  OR  INTESTATE  SUCCESSION.
SECTION  2
                                  MISCELLANEOUS
2.1     GOVERNING  LAW
        --------------
     . THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.
2.2     SURVIVAL
        --------
     . THE COVENANTS AND AGREEMENTS MADE HEREIN SHALL SURVIVE THE CLOSING OF THE TRANSACTIONS CONTEMPLATED HEREBY.
2.3     SUCCESSORS  AND  ASSIGNS
        ------------------------
     . EXCEPT AS OTHERWISE PROVIDED HEREIN, THE PROVISIONS HEREOF SHALL INURE TO THE BENEFIT OF, AND BE BINDING UPON, THE SUCCESSORS, ASSIGNS, HEIRS,
EXECUTORS  AND  ADMINISTRATORS  OF  THE  PARTIES  HERETO.
2.4     ENTIRE  AGREEMENT;  AMENDMENT
        -----------------------------
     . THIS AGREEMENT AND THE MERGER AGREEMENT CONSTITUTE THE FULL AND ENTIRE UNDERSTANDING AND AGREEMENT BETWEEN THE PARTIES WITH REGARD TO THE SUBJECTS HEREOF AND THEREOF, AND NO PARTY SHALL BE LIABLE OR BOUND TO ANY OTHER PARTY IN ANY MANNER BY ANY WARRANTIES, REPRESENTATIONS OR COVENANTS EXCEPT AS SPECIFICALLY SET FORTH HEREIN OR THEREIN. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER THIS AGREEMENT NOR ANY TERM HEREOF MAY BE AMENDED, WAIVED, DISCHARGED OR TERMINATED OTHER THAN BY A WRITTEN INSTRUMENT SIGNED BY THE PARTY AGAINST WHOM ENFORCEMENT OF ANY SUCH AMENDMENT, WAIVER, DISCHARGE OR TERMINATION IS SOUGHT; PROVIDED, HOWEVER, THAT HOLDERS OF A MAJORITY OF THE REGISTRABLE SECURITIES MAY, WITH PARENT'S PRIOR WRITTEN CONSENT, WAIVE, MODIFY OR AMEND ON BEHALF OF ALL HOLDERS, ANY PROVISIONS HEREOF.
2.5     NOTICES,  ETC
        -------------
.. ALL NOTICES, REQUESTS, DEMANDS, CLAIMS, AND OTHER COMMUNICATIONS HEREUNDER WILL BE IN WRITING. ANY NOTICE, REQUEST, DEMAND, CLAIM, OR OTHER COMMUNICATION HEREUNDER SHALL BE DEEMED DULY GIVEN IF (AND THEN TWO BUSINESS DAYS AFTER) IT IS SENT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, AND ADDRESSED TO THE INTENDED RECIPIENT AS SET FORTH BELOW:
IF  TO  HOFFMAN:
---------------
LESLIE  HOFFMAN
6660  VARIEL  AVENUE
CANOGA  PARK,  CA  91203
TELECOPY:  (818)  346-6294

WITH  A  COPY  TO:
-----------------

FULBRIGHT  &  JAWORSKI  L.L.P.
865.  S.  FIGUEROA  STREET,  29TH  FLOOR
LOS  ANGELES,  CALIFORNIA  90017
ATTN:  DAVID  A.  EBERSHOFF,  ESQ.
TELECOPY:  (213)  680-4518
IF  TO  PARENT:
--------------

RESMED  INC.
14040  DANIELSON  STREET
POWAY,  CALIFORNIA  92064
ATTN:  LEGAL  DEPARTMENT
TELECOPY:  (858)  746-2830
COPY  TO:
--------

LATHAM  &  WATKINS
650  TOWN  CENTER  DRIVE,
20TH  FLOOR,
COSTA  MESA,  CALIFORNIA  92626
ATTN:  PATRICK  T.  SEAVER,  ESQ.
TELECOPY:  (714)  755-8290
ANY PARTY MAY SEND ANY NOTICE, REQUEST, DEMAND, CLAIM, OR OTHER COMMUNICATION HEREUNDER TO THE INTENDED RECIPIENT AT THE ADDRESS SET FORTH ABOVE USING ANY OTHER MEANS (INCLUDING PERSONAL DELIVERY, EXPEDITED COURIER, MESSENGER SERVICE, TELECOPY, TELEX, ORDINARY MAIL, OR ELECTRONIC MAIL), BUT NO SUCH NOTICE, REQUEST, DEMAND, CLAIM, OR OTHER COMMUNICATION SHALL BE DEEMED TO HAVE BEEN DULY GIVEN UNLESS AND UNTIL IT ACTUALLY IS RECEIVED BY THE INTENDED RECIPIENT. ANY
PARTY MAY CHANGE THE ADDRESS TO WHICH NOTICES, REQUESTS, DEMANDS, CLAIMS, AND OTHER COMMUNICATIONS HEREUNDER ARE TO BE DELIVERED BY GIVING THE OTHER PARTIES NOTICE IN THE MANNER HEREIN SET FORTH.
2.6     DELAYS  OR  OMISSIONS
        ---------------------
     . EXCEPT AS EXPRESSLY PROVIDED HEREIN, NO DELAY OR OMISSION TO EXERCISE ANY RIGHT, POWER OR REMEDY ACCRUING TO ANY PARTY TO THIS AGREEMENT UPON ANY BREACH OR DEFAULT OF ANY OTHER PARTY UNDER THIS AGREEMENT, SHALL IMPAIR ANY SUCH RIGHT, POWER OR REMEDY OF SUCH NONDEFAULTING PARTY NOR SHALL IT BE CONSTRUED TO BE A WAIVER OF ANY SUCH BREACH OR DEFAULT, OR AN ACQUIESCENCE THEREIN, OR OF OR IN ANY SIMILAR BREACH OR DEFAULT THEREAFTER OCCURRING; NOR SHALL ANY WAIVER OF ANY SINGLE BREACH OR DEFAULT BE DEEMED A WAIVER OF ANY OTHER BREACH OR DEFAULT THERETOFORE OR THEREAFTER OCCURRING. ANY WAIVER, PERMIT, CONSENT OR APPROVAL OF ANY KIND OR CHARACTER ON THE PART OF ANY PARTY OF ANY BREACH OR DEFAULT UNDER THIS AGREEMENT, OR ANY WAIVER ON THE PART OF ANY HOLDER OF ANY PROVISIONS OR CONDITIONS OF THIS AGREEMENT, MUST BE IN WRITING AND SHALL BE EFFECTIVE ONLY TO THE EXTENT SPECIFICALLY SET FORTH IN SUCH WRITING. ALL REMEDIES, EITHER UNDER THIS AGREEMENT OR BY LAW OR OTHERWISE AFFORDED TO ANY PARTY TO THIS AGREEMENT, SHALL BE CUMULATIVE AND NOT ALTERNATIVE.
2.7     COUNTERPARTS
        ------------
     . THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE ENFORCEABLE AGAINST THE PARTIES ACTUALLY EXECUTING SUCH COUNTERPARTS, AND ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE INSTRUMENT.
2.8     SEVERABILITY
        ------------
     . IN THE EVENT THAT ANY PROVISION OF THIS AGREEMENT BECOMES OR IS DECLARED BY A COURT OF COMPETENT JURISDICTION TO BE ILLEGAL, UNENFORCEABLE OR VOID, THIS AGREEMENT SHALL CONTINUE IN FULL FORCE AND EFFECT WITHOUT SAID PROVISION; PROVIDED THAT NO SUCH SEVERABILITY SHALL BE EFFECTIVE IF IT MATERIALLY CHANGES THE ECONOMIC BENEFIT OF THIS AGREEMENT TO ANY PARTY.
2.9     TITLES  AND  SUBTITLES
        ----------------------
     . THE TITLES AND SUBTITLES USED IN THIS AGREEMENT ARE USED FOR CONVENIENCE ONLY AND ARE NOT CONSIDERED IN CONSTRUING OR INTERPRETING THIS AGREEMENT.
                             (SIGNATURE  PAGE  FOLLOWS)

THE FOREGOING AGREEMENT IS HEREBY EXECUTED AS OF THE DATE FIRST ABOVE WRITTEN. "PARENT"

RESMED  INC.,
A  DELAWARE  CORPORATION
BY:
/S/PETER  C  FARRELL
--------------------
NAME:  PETER  C  FARRELL
TITLE: CEO


"HOFFMAN"
LESLIE  HOFFMAN,
AN  INDIVIDUAL
/S/  LESLIE  HOFFMAN
--------------------

(SIGNATURE  PAGE  TO  REGISTRATION  RIGHTS  AGREEMENT)